Exhibit 99.1

Oct. 5, 2017 13:52 UTC

Michael Kors Holdings Limited Announces Pricing of 4.000%

$450,000,000 Senior Notes

LONDON—(BUSINESS WIRE)— Michael Kors Holdings Limited (NYSE: KORS) (the “Company”) today announced that Michael Kors (USA), Inc., a wholly owned subsidiary of the Company (the “Issuer”), priced $450,000,000 aggregate principal amount of its 4.000% senior notes due 2024 (the “Notes”) at an issue price of 99.508%. The closing of the offering is expected to occur on October 20, 2017 and is subject to customary conditions. The Issuer intends to use the net proceeds of the offering to finance, in part, the Company’s pending acquisition of Jimmy Choo PLC, a public company organized under the laws of England and Wales, and its subsidiaries (collectively, “Jimmy Choo”) (the “Acquisition”) and certain related refinancing transactions.

The Notes will be senior unsecured notes and will be guaranteed by the Company and the Company’s existing and future subsidiaries that guarantee or are borrowers under the Company’s new $2.0 billion senior unsecured credit facilities (the “New Credit Facilities”) (subject to certain exceptions, including for subsidiaries organized in China), including, following the closing of the Acquisition, Jimmy Choo and all of its existing and future subsidiaries who are guarantors or borrowers under the New Credit Facilities (subject to certain exceptions, including for subsidiaries organized in China).

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States in compliance with Regulation S under the Securities Act. The issuance and sale of the Notes have not been registered under the Securities Act, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities referred to herein, nor shall there be any offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Cautionary Note Regarding Forward-Looking Statements

This Press Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. The forward-looking statements involve risks and uncertainties. Actual results may differ materially from expectations discussed in such forward-looking statements. Although the Company believes that its forward-looking statements are based on reasonable assumptions, expected results may not be achieved, and actual results may differ materially from its expectations.

The Company’s forward-looking statements should not be relied upon except as statements of the Company’s present intentions and of the Company’s present expectations, which may or may not occur. Cautionary statements should be read as being applicable to all forward-looking statements wherever they appear. Except as required by law, the Company undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures the Company has made in this release, as well as the Company’s filings with the Securities and Exchange Commission (the “SEC”). In particular, see the Company’s Annual Report on Form 10-K, filed with the SEC on May 31, 2017, and Quarterly Report on Form 10-Q, filed with the SEC on August 9, 2017, copies of which are available upon request from the Company. The Company does not assume any obligation to update the forward looking information contained in this release.

Contacts

Investor Relations:

Michael Kors Holdings Limited

Christina Coronios, 201-691-6133

InvestorRelations@MichaelKors.com

or

ICR, Inc.

Jean Fontana, 203-682-8200

jean.fontana@icrinc.com

or

Media:

ICR, Inc.

Alecia Pulman, 646-277-1231

KorsPR@icrinc.com

Source: Michael Kors Holdings Limited

View this news release online at: http://www.businesswire.com/news/home/20171005000000/en